UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 7, 2008

NEW JERSEY RESOURCES
CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-8359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey (Address of principal executive offices)	07719 (Zip Code)

(732) 938-1480
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On January 8, 2008 New Jersey Resources Corporation (“NJR”) is presenting a corporate overview to members of the financial community in New York City.  The slides to be used at the meeting are furnished herewith as Exhibit 99.1 and are incorporated by reference into Item 7.01 of this Current Report on Form 8-K.

The information contained in this Item 7.01 is not “filed” for purposes of the Securities Exchange Act of 1934, as amended, and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent NJR specifically incorporates the information by reference. By including this Item 7.01 disclosure in the filing of this Current Report on Form 8-K and furnishing this information, NJR makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.  Financial Statements and Exhibits

The following exhibit is furnished with this report on Form 8-K:

Exhibit Number	Description
99.1	Slides to be presented to the New York financial community on January 8, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES
Date: January 7, 2008
By:	/s/ Glenn C. Lockwood
Glenn C. Lockwood
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Slides to be presented to the New York financial community on January 8, 2008